DIVIDEND VALUE FUND

TICKER: CLASS I SHARES — BSLIX

SUMMARY

PROSPECTUS MAY 1, 2012

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.bishopstreetfunds.com/prospectus/. You can also get this information at no cost by calling 1-800-262-9565, by sending an e-mail request to bishopstreetfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated May 1, 2012, and each as may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Your Avenue To Sound Investment

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide total return, consisting of current income and capital appreciation.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%

Other Expenses	0.64%

Acquired Fund Fees and Expenses*	0.01%

Total Annual Fund Operating Expenses	1.39%

Fee Waivers and/or Expense Reimbursements**	(0.33)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.06%

*	Acquired fund fees and expenses are indirect fees that the Fund incurs from investing in the shares of other mutual funds (Acquired Funds) and are not included in the expense ratio in the Fund’s Financial Highlights, which reflects only the direct operating expenses of the Fund.
**	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.05% of the Fund’s average daily net assets through April 30, 2013. This agreement may be terminated by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.05% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$408	$729	$1,640

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing (dividend-paying) equity securities. The Fund invests in a diversified portfolio of common stocks and other types of equity securities, including preferred stocks and convertible securities. The Fund invests principally in securities of companies that Columbia Management Investment Advisers, LLC (Sub-Adviser) believes are undervalued in light of factors such as the company’s earnings, basic value, revenues or cash flow, but may also invest in securities of companies that the Sub-Adviser believes have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size.

The Fund may invest up to 20% of its net assets in debt securities, including securities that, at the time of purchase, are rated low or below investment grade or are unrated but determined by the Sub-Adviser to be of comparable quality (high yield or “junk” bonds). The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. The Fund may also invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The Sub-Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The Sub-Adviser considers, among other factors:

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and

•	overall economic and market conditions.

The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

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■■■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Convertible Securities Risk

Convertible securities are subject to the usual risks associated with fixed income securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to equity market risk.

■	Derivatives Risk

Because the Fund may invest in derivatives, it may be exposed to additional volatility and potential loss.

■	Equity Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, there is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the rating of the security, the greater the credit risk.

■	Foreign Securities Risk

Foreign securities involve additional risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, and unfavorable political or legal developments.

■	High Yield Risk

Compared with investment-grade bonds, high yield bonds carry a greater risk of default or downgrade and are more volatile. High yield bonds may also be less liquid and more difficult to value.

■	Investment Style Risk

The Fund may invest in either “growth” and/or “value” stocks. The value of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other types of securities. With value stocks, the assessment of a company’s value or prospects for exceeding earnings expectations or market conditions may be wrong. In addition, over time, growth or value stocks may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investment approaches.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Prior to February 1, 2010, the Fund’s principal investment strategy was to invest at least 80% of its net assets in large-cap equity securities; therefore, the past performance shown below may have differed had the Fund’s current investment strategy been in effect. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
17.39%	(24.61)%
(06/30/09)	(12/31/08)

The following table compares the Fund’s average annual total returns to those of the Russell 1000® Value Index and the S&P 500 Composite Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WWW.BISHOPSTREETFUNDS.COM	S3

Average Annual Total Returns (for the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (5/3/2006)
Return Before Taxes	6.53%	(0.71)%	0.50%
Return After Taxes on Distributions	6.18%	(1.19)%	0.07%
Return After Taxes on Distributions and Sale of Fund Shares	4.68%	(0.72)%	0.32%
Russell 1000® Value Index Return (reflects no deduction for fees, expenses or taxes)	0.39%	(2.64)%	(0.27)%
S&P 500 Composite Index Return (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	1.49%

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Columbia Management Investment Advisers, LLC serves as investment sub-adviser to the Fund. Mr. Scott L. Davis and Mr. Richard E. Dahlberg, portfolio managers of the Sub-Adviser, have co-managed the Fund since February 2010. Mr. Michael Barclay and Mr. David King, also portfolio managers of the Sub-Adviser, have co-managed the Fund with Mr. David and Mr. Dahlberg since March 2011.

■■■	PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans). There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

■■■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BSF-SM-005-0300